UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2010

AMERICAN NATIONAL INSURANCE COMPANY
(Exact name of registrant as specified in its charter)

Texas	001-34280	74-0484030
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Moody Plaza Galveston, Texas	77550-7999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (409) 763-4661

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 17, 2010, the Board of Directors of American National Insurance Company (the “Company”) designated John J. Dunn, Jr., Executive Vice President and Corporate Chief Financial Officer, as the Company’s “principal financial officer” for purposes of the Company’s reporting responsibilities under the Securities Exchange Act of 1934 (the “Act”). Mr. Dunn, age 52, was elected Executive Vice President and Corporate Chief Financial Officer by the Company’s Board of Directors on July 29, 2010 and began his service with the Company on August 16, 2010. During the interim period following Mr. Dunn’s hiring, Stephen E. Pavlicek, Executive Vice President, Chief Financial Officer and Corporate Treasurer, continued to serve as the Company’s principal financial officer for purposes of the Act. Mr. Pavlicek, age 64, intends to retire in September of 2011.

At the time of Mr. Dunn’s hiring by the Company, the Board of Directors, upon the recommendation of the Board Compensation Committee, approved Mr. Dunn’s 2010 compensation package, which includes a base salary based on an annualized salary of $300,000. In addition, Mr. Dunn participates in the Company’s Executive Incentive Compensation Program, pursuant to which Mr. Dunn will be paid a target bonus of 85% of his base salary. In accordance with the terms of the Executive Incentive Compensation Program, the incentive bonus will be payable 40% in cash and 60% in restricted stock units. Mr. Dunn also participates in the Company’s Nonqualified Retirement Plan for Certain Salaried Employees and receives standard benefits provided to Company Executive officers. It is the Company’s policy not to enter into employment agreements with its executive officers.

Prior to joining the Company, Mr. Dunn was with Ally Financial Inc. (formerly GMAC Inc.). While with Ally Financial, Mr. Dunn was Vice President International Accounting from 2009 to 2010 with responsibility for auto finance and insurance accounting outside of the U.S. and Canada. Prior to that he was Vice President and Chief Financial Officer of GMAC Insurance with overall responsibilities for financial activities. Mr. Dunn joined GMAC in 1995 and held a series of financial leadership positions. Prior to his time at Ally, he held positions at Coopers & Lybrand in the New York, Bermuda and Stamford, Connecticut offices. Mr. Dunn has a Masters in Business Administration from the Eli Broad Graduate School of Management and a Bachelor of Science degree from the University of Scranton.

Exhibits. The following exhibits are filed with this report:

None

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN NATIONAL INSURANCE COMPANY

By:   /s/ John J. Dunn, Jr.
Name:   John J. Dunn, Jr.
Title:   Executive Vice President and
Corporate Chief Financial Officer

Date: December 17, 2010

EXHIBIT INDEX

Exhibit No.	Description

None